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                      Securities and Exchange Commission
                            Washington, D.C. 20549


                            ______________________

                                  Form 8-K/A
                               (First Amendment)

                                Current Report

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                            ______________________



                         Date of Report: July 19, 2000
                       (Date of Earliest Event Reported)


                                e resources inc
            (Exact Name of Registrant as Specified in its Charter)


 ______________________________________________________________________________

           Utah                      33-14065-D                 87-0476117
(State or Other Jurisdiction        (Commission               (IRS Employer
     of Incorporation)              File Number)          Identification Number)


                  304 North Highway 377, Roanoke, Texas 76262
                   (Address of Principal Executive Offices)
      Registrant's Telephone Number, Including Area Code: (817)491 -8698

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     This Form 8-K/A amends the registrant's current report on Form 8-K filed by the registrant on July 25, 2000, with respect to the registrant's change in independent public accountants.

Item 4. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE.

     The letter from H J & Associates to the office of the Chief Accountant of the Securities and Exchange Commission stating whether H J & Associates is in agreement with the statements contained in this Form 8-K is attached hereto as an Exhibit.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       e resources inc

Date: July 27, 2000                    By: /s/Charles C. Cunningham
                                           -----------------------------------
                                           Charles C. Cunningham
                                           President

                                       By: /s/ Christopher D. Curtis
                                           -----------------------------------
                                           Christopher D. Curtis
                                           Chief Executive Officer

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